# BioLargo

We Make Life Better



## Q2 2024 Earnings Webcast and Conference Call

August 14, 2024

Stock Symbol: BLGO

# Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.



# Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*



# What we do

- Best-in-class solutions for cleantech problems
- Engineering-forward technologies
- Focus on problems without good solutions

# The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo — Engineering

BioLargo Canada — R&D

# Operating Segments Commercializing our Technologies

CLYRA™ Medical Technologies Inc

BioLargo ENERGY TECHNOLOGIES

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES


QUARTERLY REVENUE AND SG&A
Revenue
SG&A
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2022
2023
2024

## Key highlights from Q2 2024:

Record Revenue:

- $5.0 million for the quarter
- 247% increase compared to Q2 last year, and 5% increase quarter over quarter

Net Loss:

- $780,000 for the quarter, including $669,000 in non-cash equity compensation expense (85%)
- Flat compared to last quarter

Cash Flow:

- Year-to-date (6 months) cash provided by operating activities: $330,000

Cash:

- $4.8 million cash and cash equivalents, and $10.1 million in assets


2024 REVENUE RUN RATE
$ MILLIONS
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
2018
2019
2020
2021
2022
2023
2024

## Current revenue run rate

- YTD revenues were $9.773 million
- Our current annual revenue run rate is **$19.5 million**

**Trends are not necessarily indicative of future performance, and future revenues are highly dependent on our partners' performance.**


NET STOCKHOLDER'S EQUITY
$7
$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
$(3)
MILLIONS
2018
2019
2020
2021
2022
2023
Q2 OF 2024
$5.9M

*Trends are not necessarily indicative of future performance*


POOPH
POOPH
POOPH
LITTERIZER
PET ODOR & STAIN ELIMINATOR
#1 BEST SELLING PET ODOR ELIMINATOR
SAFE & NON-TOXIC
FRAGRANCE FREE
COMMERCIAL

# 8
## Unique Products

# 15+
## variations

# Major Retail Outlets

amazon prime
Walmart
The Home Depot
QVC
ACE 100 YEARS OF HELPFUL
chewy
TSC TRACTOR SUPPLY CO
Ralphs
DOLLAR GENERAL
True Value Here For You
target
Do it Best

# POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Pooph, Inc.)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
  - ONM would receive 20% of exit


COUCH
POOPH IT!


THEIR BED
POOPH IT!

# Pooph – Looking Forward

- Fantastic historic performance
- Pooph's Inc.'s goals for their brand:
  - Continued 20% QoQ growth (~100% YoY)
  - 80,000 stores
- Wipes and Litterizer both launched
- Pooph Potty Pads coming soon to a retailer near you
- Ongoing discussions about expanding product category


POOPH


POOPH
THE LITTER BOX
CIVILIZER

# Clyra Medical Technologies:

## THE CLYRADVANTAGE


ViaCLYR


bioclynse
CLYRA


oraclyr
oraclyr

**Clyra™ Antimicrobial Platform**
Infection Prevention & Control

*Supporting 3rd-party FDA-compliant manufacturing with >$1.3 million of specialized equipment to support upcoming distribution*

# Progress Made, Capital Invested

- Preparing for scaled manufacturing
- Keystone Industries
- Two new surgical products
- Special equipment
- Custom molds


keystone
industries

# PFAS: the "Forever Chemicals" Plaguing Water Supplies Around the World

Thousands of sites — including public water systems, military bases, and industrial plants — across the US have been identified



United States
Gulf of Mexico



PFAS



PFAS



https://www.ewg.org/interactive-maps/pfas_contamination/map/
https://www.bbjgroup.com/blog/pfas-the-forever-chemical
https://itrcweb.org/teams/active/pfas

# PFAS By the Numbers

- Industry's cost to purchase PFAS: **$50-1,000 per lb**
- PFAS removal cost from wastewater: **$2.7M-18M per lb**
- Yearly cost of PFAS remediation to society: **$17.5T**

**Top 12 companies responsible for PFAS production**

*AGC, Arkema, Chemours, Daikin, 3M, Solvay, Dongyue, Archroma, Merck, Bayer, BASF and Honeywell.*

Annual Profits: $4B

https://www.pca.state.mn.us/news-and-stories/groundbreaking-study-shows-unaffordable-costs-of-pfas-cleanup-from-wastewater

https://www.theguardian.com/environment/2023/may/12/pfas-forever-chemicals-societal-cost-new-report#:~:text=The%20societal%20cost%20of%20using,manufacturers%20%E2%80%93%20about%20%244bn%20annually.

https://www.cbsnews.com/minnesota/news/mpca-study-highlights-staggering-costs-to-remove-pfas-from-minnesota-wastewater-streams/


The PFAS treatment waste conundrum
What they don't tell you about other PFAS capture technologies
Carbon-based filtration
VS
AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

# AEC produces less waste

Disposal of PFAS-laden waste is expensive, difficult, and has regulatory implications



# Lake Stockholm System Project Update

- November – first install of an AEC
- "Reference customer" – crucial to enabling further adoption

# PFAS – More than just water treatment

New markets coming online in anticipation of new regulations

## Leachate treatment


Post AEC
Post AOP
Post EC
Untreated

**>Why?<**
Other PFAS concentration techs can't handle the contaminant load ("dirty water")

**AFFF treatment**
Hundreds of highly contaminated military sites and airports around the country



**Wastewater and Industrial**
New regulations driving early adoption in wastewater. Dirtier water = good for us



# The PFAS treatment waste conundrum

*What they don't tell you about other PFAS capture technologies*



GAC-based filtration



10 Year Life Cycle Costs as a Function of Waste Disposal Costs
Lifce Cycle Costs 10-Year NPV 6%
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
0
1
2
3
4
5
6
7
8
9
10
Cost for Disposal ($/lb)
AEC
GAC
$6,277,702
$7,567,362
$8,857,022
$10,146,683
$11,436,343
$12,726,004
$14,015,664
$15,305,325
$16,594,985
$17,884,646
$4,375,789
$4,377,244
$4,378,699
$4,380,154
$4,381,610
$4,383,065
$4,384,520
$4,385,975
$4,387,431
$4,388,886



AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

- Depending on disposal costs, our 10-year life cycle costs are 40% to 300% lower than those of carbon-filtration systems
- AND – our regulatory burden is lower, because we're not "trading one problem for another – waste"

CELLINITY
BY BIOLARGO ENERGY TECHNOLOGIES

*

# BioLargo Liquid Sodium Battery:

## Battery Energy Storage System (BESS)

***Because the world needs better batteries***

Better, safer, more affordable, longer lasting option for long duration energy storage



CELLINITY
CELLINITY

# Cellinity Video

# Why choose Cellinity instead of lithium ion?

| Factor | Li-ion (NMC/LFP) | Cellinity |
|---|---|---|
| **Safety factors** | Fires<br>Explosions<br>Thermal runaway | No fires<br>No explosions<br>No thermal runaway |
| **Ecological factors** | Poor social and environmental outcomes from lithium and cobalt mining.<br><br>End-of-life concerns | All materials can be ethically produced without significant ecological concern<br><br>No end-of-life concerns |
| **Climate sensitivity** | Unable to charge below freezing temperatures<br>Needs heavy cooling at high temps | None |
| **Supply chain factors** | Rare earth metals, supply-limited materials (e.g., lithium, cobalt, nickel) | All earth-abundant, domestically source-able materials |
| **Self discharge** | 10% per month | None |
| **Useful life** | 5-10 years | 20 years |
| **Accessible energy (min/max state of charge)** | 80% (charge states can't go below 10% or above 90%) | 95-100% |
| **Average price of battery systems ($/kWh, utility-scale systems, 2022 dollars)** | $302/kWh[2]<br>(includes battery packs, containers, thermal management system, and fire suppression system) | $190/kWh |
| **Price comparison to Tesla** | $971,700 ($250/kWh)<br>(one 3.9 mWh 4-hr Tesla Megapack) | $300,000 ($190/kWh)<br>(one 1.5 mWh Cellinity System) |
| **$/kW-year O&M costs from battery replacement and augmentation** | $30 per $kW_{DC}$ per year [1,2] | TBD - low |

[1]https://atb.nrel.gov/electricity/2024/utility-scale_battery_storage
[2]https://www.nrel.gov/docs/fy23osti/87303.pdf

# Initially targeting two BESS module sizes:

**1-2 MWh**



**~25 KWh**



- Demand is unprecedented – EOS Energy reports a commercial pipeline of $13.3 billion, and an order backlog of $600 million.
- Government incentives drive adoption: DOE clean energy finance program, inflation reduction act tax credits (30%), "Made in America" (10%) credit
- Long wait time for Tesla Megapack orders
- Cost advantage over leading brand- allocation & access to inventory for customers IS HIGHLY VALUABLE

# BioLargo battery manufacturing facility, Oak Ridge, Tennessee



# First Battery Cells Now Manufactured

**BioLargo Manufactures First Cellinity Battery Cells, a Safer Alternative to Lithium-ion**

Press Release | 06/11/2024

**WESTMINSTER, CA / ACCESSWIRE / June 11, 2024 /** BioLargo, Inc. (OTCQX:BLGO), a company that creates and commercializes sustainable technologies to solve tough environmental and cleantech challenges, announced that it had succeeded in manufacturing its first Cellinity™ "Liquid Sodium" prototype battery cells. Visit www.BioLargoEnergy.com to learn more.


CELLINITY

# Business model: Sell factories, not batteries

Develop region-specific factories that are *owned and operated locally*, with BioLargo holding a minority position

*Focus on:*

- Adapt capacity to meet demand scale: giga- vs micro-factory
- Workforce development
- Region-specific needs
- Microgrid deployment



# Proposed Factory Business Model


REPRESENTATIVE BATTERY FACTORY PARTNERSHIP PROJECT
Development
Operational
$60 million revenue to BETI on average project (engineering, equipment, training, etc.)
2.5 years
BETI receives
• 6% Royalty
• % of profits based on ownership
• Revenues from component supply

- 1.5 GWh per year factory expected to generate an estimated $500 million topline revenue per year based on today's market prices
- 6% royalty = $31.5 million in royalties to BETI (plus a share of profit)
- Profit of factories will likely include monetizing tax or other credits
- Much work to do yet!

# The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

BioLargo

CNM Environmental

BioLargo Energy Technologies

BioLargo

CLYRA

BioLargo Canada

## OTCQB: BLGO

**Contact:**

**Dennis Calvert**
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com